UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________________________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

GALAXY NUTRITIONAL FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15345	25-1391475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5955 T.G. Lee Blvd, Suite 201
Orlando, Florida 32822
(Address of Principal Executive Offices) (Zip Code)
(407) 855-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.  Corporate Governance and Management.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws
On November 28, 2007, the Board, through a Written Unanimous Consent, amended ARTICLE VI, Section 1 of the Bylaws of Galaxy Nutritional Foods, Inc. by adding the following sentence:
"Shares of the Corporation may be certificated, uncertificated or a combination thereof, including in the form of book entry shares."

Section 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

3.2	Amendment to ARTICLE VI, Section 1 of the Corporation’s Bylaws on November 28, 2007 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2007	Galaxy Nutritional Foods, Inc.

	By:	/s/ Salvatore J. Furnari
Salvatore J. Furnari
Chief Financial Officer